ADVANCED SERIES TRUST

AST Global Real Estate Portfolio

Supplement dated November 28, 2018 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus (the Summary Prospectus) for the AST Global Real Estate Portfolio (the Portfolio), a series of Advanced Series Trust (the Trust). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have meanings given to them in the Summary Prospectus.

A. New Subadvisory Arrangement and Investment Strategy Change

The Board of Trustees of the Trust (the Board) has approved: (i) replacing PGIM Real Estate, a division of PGIM, Inc., as the subadviser to the Portfolio with Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited and Cohen & Steers UK Limited; and (ii) revising the investment strategy of the Portfolio. These changes are expected to become effective on or about January 28, 2019.

To reflect these changes, the Summary Prospectus is hereby revised as follows, effective January 28, 2019:

I.	The description of the Principal Investment Strategies in the “INVESTMENTS, RISKS AND PERFORMANCE” section of the Summary Prospectus relating to the Portfolio is hereby deleted and replaced with the description set forth below:

In pursuing its investment objective, under normal market conditions, the Portfolio invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in common stocks and other equity securities issued by US and non-US real estate companies. Real estate equity securities include common stocks and other equity securities issued by US and non-US real estate companies, including real estate investment trusts (“REITs”) and similar REIT-like entities. That means that the Portfolio concentrates its investments in companies that (i) derive at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate and land; or (ii) have at least 50% of its assets invested in such real estate. The Portfolio may invest without limit in shares of REITs. The Portfolio may invest in real estate companies of any market capitalization.

Under normal market conditions, the Portfolio invests at least 30% in real estate companies organized or located outside the US or doing a substantial amount of business outside the US. The Portfolio considers a company that derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US as doing a substantial amount of business outside the US. The non-US companies in which the Portfolio invests may include those domiciled in emerging market countries. The Portfolio is not limited in the extent to which it may invest in emerging market companies.

The Portfolio invests in equity-related securities of real estate companies on a global basis, which means that the companies may be US companies or foreign companies. The Portfolio may invest up to 15% of its net assets in ownership interests in commercial real estate through investments in private real estate.

II.	The table in the “MANAGEMENT OF THE PORTFOLIO” section of the Summary Prospectus relating to the Portfolio is hereby deleted and replaced with the table set forth below:

Investment Managers	Subadviser	Portfolio Manager	Title	Service Date
PGIM Investments LLC	Cohen & Steers Capital Management, Inc.; Cohen & Steers Asia Limited; Cohen & Steers UK Limited	Jon Cheigh	Executive Vice President	January 2019
		William Leung	Senior Vice President	January 2019
AST Investment Services, Inc.		Rogier Quirijns	Senior Vice President	January 2019
		Luke Sullivan	Senior Vice President	January 2019

B. Portfolio Name Change

The Board also recently approved changing the name of the Portfolio to the AST Cohen & Steers Global Realty Portfolio. This change is expected to become effective on or about April 29, 2019, and will be reflected in the 2019 annual update of the Trust’s prospectus and statement of additional information

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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